                                                                      Exhibit 21

                   SUBSIDIARIES OF RELIASTAR FINANCIAL CORP.
                              AS OF MARCH 1, 1998

                                                              STATE OF
SUBSIDIARIES                                               INCORPORATION
------------                                               -------------

ReliaStar Life Insurance Company                             Minnesota

  Northern Life Insurance Company                            Washington

     Norlic, Inc.                                            Washington
     Nova, Inc.                                              Washington

  ReliaStar Mortgage Corporation                                Iowa

     James Mortgage Company                                     Iowa

  NWNL Benefits Corporation                                  Minnesota

     NWNL Health Management Corporation                      Minnesota
     SelectCare Health Network, Inc.                         California

  ReliaStar United Services Life Insurance Company            Virginia

     Security-Connecticut Life Insurance Company            Connecticut

       ReliaStar Life Insurance Company of New York           New York

          North Atlantic Life Agency, Inc.                    New York

     USL Services, Inc.                                       Virginia
     Delaware Administrators, Inc.                              Ohio

  ReliaStar Reinsurance Group (UK), Ltd.                   United Kingdom

Washington Square Advisers, Inc.                             Minnesota

ReliaStar Investment Research, Inc.                          Minnesota

Washington Square Securities, Inc.                           Minnesota

  Washington Square Insurance Agency, Inc.
    (Massachusetts)                                        Massachusetts
  Washington Square Insurance Agency, Inc. (Texas)             Texas
  Washington Square Insurance Agency, Inc. (Ohio)               Ohio
  Washington Square Insurance Agency, Inc.
    (New Mexico)                                             New Mexico

Northstar Holding, Inc.                                       Delaware

  Northstar Investment Management Corporation                 Delaware
  Northstar Distributors, Inc.                               Minnesota
     Northstar Funding, Inc.                                  Delaware
  Northstar Administrators Corporation                        Delaware

                                                                     Exhibit 21

                              AS OF MARCH 1, 1998

                                                              STATE OF
SUBSIDIARIES                                                INCORPORATION
------------                                                -------------

IB Holdings, Inc.                                             Virginia

  International Risks Inc.                                    Delaware
  The New Providence Insurance Company, Limited            Cayman Islands
  Northeastern Corporation                                   Connecticut
  IB Resolution, Inc.                                         Virginia

Successful Money Management Seminars, Inc.                     Oregon
  Successful Money Management Software, Inc.                   Oregon

PrimeVest Financial Services, Inc.                            Minnesota
  PrimeVest Mortgage, Inc.                                    Minnesota
  PrimeVest Insurance Agency Alabama, Inc.                     Alabama
  PrimeVest Insurance Agency of New Mexico, Inc.             New Mexico
  PrimeVest Insurance Agency of Oklahoma, Inc.                Oklahoma
  PrimeVest Insurance Agency of Texas, Inc.                     Texas
  PrimeVest Insurance Agency of Ohio, Inc.                      Ohio
  Branson Insurance Agency, Inc.                            Massachusetts
  Granite Investment Services, Inc.                           Minnesota

Arrowhead, Ltd.                                                Bermuda

ReliaStar Bankshares, Inc.                                    Minnesota
  ReliaStar Bank
     ReliaStar Investment Services, Inc.                      Minnesota

LaMar & Phillips, Inc.                                        Tennessee

ReliaStar Payroll Agent, Inc.                                 Minnesota